United States
                       Securities and Exchange Commission
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 14, 2003



                            VIDEO DISPLAY CORPORATION
             (Exact name of registrant as specified in its charter)


              Georgia                    0-13394                  58-1217564
    (State or other jurisdiction       (Commission              (IRS Employer
          Of incorporation            File Number)            Identification)

                 1868 Tucker Industrial Drive., Tucker, GA 30084
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 938-2080

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         The following exhibit is furnished pursuant to Item 12:

         Exhibit 99: Earnings Release of Video Display Corporation dated October 14, 2003

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

         On October 14, 2003, Video Display Corporation issued a press release announcing the Company's earnings for the second quarter ended August 31, 2003. A copy of the release is furnished with this report as an exhibit pursuant to
Item 12 under Item 9 of this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   VIDEO DISPLAY CORPORATION
                                             (Registrant)



Date:  October 14, 2003            By:   /s/ Carol D. Franklin
                                      ---------------------------------
                                         Carol D. Franklin
                                         Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit 99      Earnings Release of Video Display Corporation dated October
                14, 2003